UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

United States Steel Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE UNITED STATES STEEL CORPORATION ANNUAL

MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 29, 2014

You are receiving this notice that the proxy materials for the United States Steel Corporation 2014 Annual Meeting of Stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or to request a paper or e-mail copy. Information about the items to be voted on and the location of the meeting are provided on the reverse side of this notice.

This communication presents only an overview of the complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The 2014 Proxy Statement and 2013 Annual Report are available at:

www.ViewMaterial.com/X

Easy Online Access – A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.ViewMaterial.com/X and view the proxy materials.

Step 2: Click the icon to vote your shares.

Step 3: Enter the 11 digit control number (located by the arrow in the box below).

Step 4: Follow the simple instructions to record your vote.

You are able to vote online until 6:00 am (EDT) on April 29, 2014.

Obtaining a Copy of the Proxy Materials

If you want to receive a paper copy or email copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 14, 2014 to facilitate timely delivery.

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Notice of 2014 Annual Meeting of Stockholders

The 2014 Annual Meeting of Stockholders of United States Steel Corporation will be held on the 33rd floor of the U. S. Steel Tower, 600 Grant Street, Pittsburgh, PA 15219 on Tuesday, April 29, 2014 beginning at 10:00 a.m. Eastern Time. If you plan to attend and vote at the meeting, you must present a form of government- issued photo identification in order to be admitted. If you need directions to attend the Annual Meeting and vote in person, please call Shareholder Services at (412) 433-4804, or send an email to shareholderservices@uss.com.

The proposals to be voted on at the meeting are as follows:

1.	Election of Richard A. Gephardt, Murry S. Gerber, Glenda G. McNeal and Patricia A. Tracey as Class I directors.

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2014.

3.	Approval, in a non-binding advisory vote, of the compensation of the named executive officers.

4.	Approval of the Amendment and Restatement of the 2005 Stock Incentive Plan.

5.	Approval of the amendment to the Restated Certificate of Incorporation to declassify the Board of Directors and provide for the annual election of directors.

6.	Any other business that properly comes before the meeting.

The Board of Directors recommends that you vote FOR the election of Richard A. Gephardt, Murry S. Gerber, Glenda G. McNeal and Patricia A. Tracey as Class I directors and FOR proposals 2, 3, 4 and 5.

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares on a proxy card, you must request that a paper copy of the proxy materials be mailed to you by following the instructions set forth below.

Obtaining a Copy of the Proxy Materials

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy on or before April 14, 2013 to facilitate timely delivery.

PLEASE NOTE: You must use the control number (located by the arrow in the box on the front side of this notice) when requesting a set of proxy materials.

Internet: Go to www.SendMaterial.com and follow the instruction provided to order a paper or email copy of the materials for the 2014 Annual Meeting. You can also submit your preference to receive paper or e-mail delivery of future meeting materials.

Telephone: Call the toll free number 1-800-516-1564 and follow the instructions provided to order a paper copy of the materials by mail for the 2014 Annual Meeting. You can also submit your preference to receive paper or e-mail delivery of future meeting materials.

Email: Send an email to papercopy@SendMaterial.com with your control number in the subject line. Unless you instruct us otherwise, we will reply to your email with links to the proxy materials for the 2014 meeting only. You can also submit your preference to receive paper or e-mail delivery of future meeting materials.